Supplement to the John Hancock Institutional Funds prospectus dated July 1, 2000



On page 14, the "Portfolio Managers" section for the John Hancock International Equity Fund has been changed as follows:


SUBADVISER

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
-------------------------------------

Team responsible for day-to day investment management

Founded in 1984

Supervised by the adviser




December 14, 2000